INCOME TAX (Tables)	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Schedule of Effective Income Tax Rate Reconciliation

Income taxes consisted of Malaysia income tax and U.S. income tax. Malaysia income tax rate is 24% (2020: 24%) and United States of America income tax rate is 21% (2020: 21%). A reconciliation of income taxes at statutory rates is as follows:

 Schedule of Effective Income Tax Rate Reconciliation

	For the year ended
	December 31, 2021	December 31, 2020
(Loss) / Income before income tax	$24,804	$11,857
Statutory rate	21%	21%
Expected income tax recovery	$5,000	$2,000
Permanent difference	(5,000)	(12,000)
Effect of change in tax rate	—	183,000
Change in valuation allowance	—	(173,000)
Income tax recovery	$—	$—

Deferred tax assets had not been recognized in respect of any potential tax benefit that may be derived from non-capital loss carry forward and property and equipment as it may not be probably that future taxable profits will be available against which these tax assets can be utilized. Schedule of Deferred Tax Assets

Deferred tax assets had not been recognized in respect of any potential tax benefit that may be derived from non-capital loss carry forward and property and equipment as it may not be probably that future taxable profits will be available against which these tax assets can be utilized.
Schedule of Deferred Tax Assets

	For the year ended
	December 31, 2021	December 31, 2020
Non-capital loss carry-forwards	$607,000	$645,000
Property and equipment	42,000	22,000
Deferred Tax Assets, Gross	649,000	667,000
Unrecognized deferred tax assets	(649,000)	(667,000)
Current tax expenses	$—	$—